                                                                    Exhibit 99.2

                             BuzzCompany.com Inc.

                             Financial Statements

                         Year ended December 31, 1999



                                   Contents


Report of Independent Auditors.........................................  F-1
Balance Sheet..........................................................  F-2
Statement of Operations................................................  F-3
Statement of Changes in Stockholders' Equity...........................  F-4
Statement of Cash Flows................................................  F-5
Notes to Financial Statements..........................................  F-6

                        Report of Independent Auditors

To the Board of Directors and Stockholders
BuzzCompany.com Inc.

We have audited the accompanying balance sheet of BuzzCompany.com Inc. as of December 31, 1999 and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BuzzCompany.com Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                 Ernst & Young LLP


July 12, 2000
New York, N.Y.

                             BuzzCompany.com Inc.

                                 Balance Sheet

                               December 31, 1999



Assets
Current assets:
 Cash and cash equivalents                                                          $   252,888
 Accounts receivable, net of allowance for doubtful
  accounts of $60,700                                                                   840,799
 Prepaid expenses                                                                        22,269
 Due from stockholder                                                                     6,000
                                                                                    -------------
Total current assets                                                                  1,121,956

Property and equipment, net of accumulated depreciation                                 373,513
Computer software development costs, net of
  accumulated amortization of $18,198                                                    60,133
Other assets                                                                            268,297
                                                                                    -------------
Total assets                                                                        $ 1,823,899
                                                                                    =============

Liabilities and stockholders' equity
Current liabilities:
 Accounts payable                                                                   $   213,154
 Accrued expenses                                                                        67,654
 Current portion of long term debt                                                      102,835
 Current portion of capital lease obligation                                             62,683
 Deferred rent                                                                            6,356
 Dividends payable                                                                       45,000
                                                                                    -------------
Total current liabilities                                                               497,682

Commitments and contingencies

Stockholders' equity:
 Common stock ($0.01 par value, 25,000,000 shares
  authorized; 11,051,000 shares issued and outstanding)                                 110,510
 Additional paid-in capital                                                           1,557,938
 Accumulated deficit                                                                   (342,231)
                                                                                    -------------
Total stockholders' equity                                                            1,326,217
                                                                                    -------------
Total liabilities and stockholders' equity                                           $1,823,899
                                                                                    =============


See accompanying notes.

                             BuzzCompany.com Inc.

                            Statement of Operations

                         Year ended December 31, 1999



Revenues                                                     $    2,881,119
Cost of revenues                                                  1,513,021
                                                             --------------
Gross profit                                                      1,368,098

Operating expenses:
 Sales and marketing expenses                                       526,251
 Research and development                                            74,423
 General and administrative expenses                              1,264,769
                                                             --------------
Total operating expenses                                          1,865,443
Operating loss                                                     (497,345)

Other income (expense):
 Interest income                                                     15,972
 Interest expense                                                    (7,315)
                                                             --------------
Total other income                                                    8,657

                                                             --------------
Net loss                                                     $     (488,688)
                                                             ==============


See accompanying notes.

                             BuzzCompany.com Inc.

                 Statement of Changes in Stockholders' Equity

                         Year ended December 31, 1999


                                             Common Stock
                              -----------------------------------------    Additional         Retained
                                     Issued and                              Paid-in          Earnings
                                    Outstanding            Amount            Capital         (Deficit)           Total
                              ----------------------------------------------------------------------------------------
Balance, December 31, 1998            7,800,000           $ 78,000       $        -        $ 191,457        $  269,457
Sale of common stock,
 net of issuance costs of
 $14,752                              2,441,000             24,410        1,465,838                -         1,490,248
Issuance of stock for services          700,000              7,000                -                -             7,000
Issuance of warrant to an
 investor                                     -                  -            5,000                -             5,000
Issuance of options to
 consultants                                  -                  -           87,100                -            87,100
Exercise of stock options               110,000              1,100                -                -             1,100
Dividends                                     -                  -                -          (45,000)          (45,000)
Net loss                                      -                  -                -         (488,688)         (488,688)
                              ----------------------------------------------------------------------------------------
Balance, December 31, 1999           11,051,000           $110,510       $1,557,938        $(342,231)       $1,326,217
                              ========================================================================================



See accompanying notes.

                             BuzzCompany.com Inc.

                            Statement of Cash Flows

                         Year ended December 31, 1999

Cash flows from operating activities
Net loss                                                                           $   (488,688)
 Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization                                                          59,338
  Bad debt expense                                                                       60,700
  Non cash stock option based compensation expense                                       87,100
  Stock based compensation expense                                                        7,000
  Changes in operating assets and liabilities:
   Accounts receivable                                                                 (601,706)
   Prepaid expenses                                                                     (20,499)
   Other assets                                                                        (257,803)
   Accounts payable                                                                     144,178
   Accrued expenses                                                                      (5,467)
   Deferred rent                                                                        (11,646)
                                                                                   -----------------
Net cash used in operating activities                                                (1,027,493)
                                                                                   -----------------

Cash flows from investing activities
Purchase of property and equipment                                                     (251,996)
Capitalization of computer software development costs                                   (78,331)
                                                                                   -----------------
Net cash used in investing activities                                                  (330,327)
                                                                                   -----------------


Cash flows from financing activities
Proceeds from long term debt                                                             78,750
Principal payments on long term debt                                                    (17,244)
Proceeds from capital lease obligation                                                   63,389
Principal payments on capital lease obligation                                           (7,171)
Proceeds from issuance of common stock, net of issuance costs                         1,485,348
Proceeds from issuance of stock warrant                                                   5,000
                                                                                   -----------------
Net cash provided by financing activities                                             1,608,072
                                                                                   -----------------


Net increase in cash and cash equivalents                                               250,252
Cash and cash equivalents, beginning                                                      2,636
                                                                                   -----------------
Cash and cash equivalents, ending                                                  $    252,888
                                                                                   =================

Supplemental disclosure of cash flow information
Noncash investing and financing activity:
     Accrued purchases of fixed assets                                             $     34,699
                                                                                   =================
     Dividend payable                                                              $     45,000
                                                                                   =================
     Amounts due from shareholder in exchange for common stock                     $      6,000
                                                                                   =================
Interest paid                                                                      $      7,315
                                                                                   =================
Income taxes paid                                                                  $      1,189
                                                                                   =================

See accompanying notes.

                             BuzzCompany.com Inc.

1. Nature of Operations

BuzzCompany.com Inc. (the "Company"), develops and markets Internet software and provides Internet computer consulting services throughout the world.

The Company was previously doing business as IntraActive Software Corporation ("ISC") until its merger into BuzzCompany.com Inc. (a newly formed company under common control) in October 1999. ISC was incorporated in New Jersey in May 1996 and BuzzCompany.com, Inc. was incorporated in Delaware in September 1999. The merger has been treated as a reorganization as the entities were under common control. Therefore, the accompanying financial statements are presented as if the companies were combined for the full year.

On May 10, 2000, the stockholders' entered into an agreement to merge the Company with Multex.com, Inc. ("Multex"). Pursuant to the Agreement and Plan of Merger, Multex acquired 100% of the Company in exchange for $500,000 in cash and 1,058,000 shares of Multex common stock.


2. Summary of Significant Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with maturities of 90 days or less.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets which range from 3 to 7 years.

Major renewals and betterments are capitalized. Maintenance and repairs are expensed as incurred. When properties are retired or otherwise disposed of, related costs and accumulated depreciation are removed from the accounts.

Software Development Costs

The Company capitalizes internally generated software development costs in compliance with SFAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed." Capitalization of computer development costs begins upon the

                             BuzzCompany.com Inc.

2. Summary of Significant Accounting Policies (continued)

establishment of technological feasibility for the product. As of December 31, 1999, $78,331 of software development costs had been capitalized.

Amortization

Amortization is calculated using the straight-line method. Computer software development costs are being amortized over one year.

Revenue Recognition

Revenues for the year ended December 31, 1999 are primarily derived from internet computer consulting services. Revenue from these services are recognized over the period in which the services are performed.

Other revenues are derived from software sales in accordance with Statement of Position ("SOP") 97-2, "Software Revenue Recognition."

Revenues from software sales consist of the following:

  License Fees--Fees from licenses are recognized as revenue upon contract execution provided delivery has occurred, the fee is fixed or determinable and collectibility is probable.

  Support Agreements--The Company provides technical support and maintenance of its products. Revenues are recognized ratably over the life of the support agreement.

Advertising

The Company expenses the costs of advertising as incurred. Advertising expense for the year ended December 31, 1999 was approximately $270,000.

                             BuzzCompany.com Inc.

2. Summary of Significant Accounting Policies (continued)

Software Research and Development Costs

Research and development costs are charged to operations when incurred and are included in operating expenses.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents, accounts receivable, accounts payable, and long term debt, approximates their fair values.

Stock-Based Compensation

The Company measures compensation expense related to the grant of stock options and stock-based awards to employees in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, under which compensation expense, if any, is generally based on the difference between the exercise price of an option, or the amount paid for the award and the market price or fair value of the underlying common stock at the date of the award. Stock-based compensation arrangements involving nonemployees are accounted for under SFAS No. 123, Accounting for Stock-Based Compensation, under which such arrangements are accounted for based on the fair value of the option or award. As required by SFAS No. 123, the Company discloses pro forma net loss information reflecting the effect of applying SFAS No. 123 fair value measurement to employee arrangements.

                             BuzzCompany.com Inc.

3. Property and Equipment

Property and equipment is summarized as follows:


                                       December 31,
                                           1999
                                       ------------

Computers and equipment                $    246,205
Purchased computer software                   4,256
Office furniture and fixtures                59,044
Property under capitalized lease             71,915
Leasehold improvements                       53,463
                                       ------------
                                            434,883
Less accumulated depreciation               (61,370)
                                       ------------
                                       $    373,513
                                       ============

Depreciation expense charged to operations amounted to $41,140 for the year ended December 31, 1999.

4. Debt

The Company has a line of credit at a bank in the amount of $100,000 with interest at 1% over the bank's prime rate. The line is secured by accounts receivable and specified equipment. The outstanding balance under the line was $77,500 at December 31, 1999. The Company paid the balance in full in May, 2000.

The Company obtained an equipment loan on May 15, 1998 in the amount of $50,000. The loan is payable in 36 equal monthly installments of $1,596 and bears interest at 9.25%. The amount due on the loan as of December 31, 1999 was $25,335. The loan is collateralized by the assets of the Company and guaranteed by a stockholder. The Company repaid the loan in full in May, 2000.

                             BuzzCompany.com Inc.

5. Commitments and Contingencies

Operating Lease

The Company conducted its operations in a leased facility under a noncancellable operating lease expiring on March 31, 2000. The lease required payment for real estate taxes, maintenance and other occupancy expenses and was subject to annual increases based on changes in The Consumer Price Index and was guaranteed by the majority stockholder of the Company.

On January 7, 2000, the Company entered into a sublease for new operating facilities. Monthly rent will be $32,884 through June 1, 2003 and $34,450 thereafter through December 30, 2006. The lease calls for additional rent paid as a proportionate share of increases in real estate taxes and operating expenses and a $250,000 security deposit which was paid in December 1999.

The future minimum lease payments under noncancellable operating leases with terms in excess of one year as of December 31, 1999 are as follows:

                    2000                        $  357,000
                    2001                           364,000
                    2002                           395,000
                    2003                           404,000
                    2004                           413,000
                    Thereafter                     827,000
                                                ----------
                                                $2,760,000
                                                ==========

Rent expense for the year ended December 31, 1999 as $77,935.

Capital Leases

On December 21, 1999, the Company entered into a sales-leaseback arrangement. Under the arrangement, the Company sold computer equipment and office furniture and leased it back for a period of three years. In accordance with SFAS 28, Sale-Leaseback Transactions, the leaseback is in substance a financing arrangement since the lessee has retained continuing use of all of the assets and therefore is being accounted as a capital lease in accordance with SFAS 13, Accounting for Leases. This financing lease was paid in full in May 2000.

                             BuzzCompany.com Inc.

5. Commitments and Contingencies (continued)

In addition, the Company leases equipment which is accounted for as a capitalized lease.

The following is a summary of property held under capital leases:


        Equipment                                        $71,915
        Less accumulated depreciation                      3,703
                                                      --------------
                                                         $68,212
                                                      ==============


The following is a schedule of future lease payments under the capitalized lease together with the present value of the net minimum lease payments as of December 31, 1999.

        Year ended December 31:
          2000                                          78,368
        Less amount representing interest               15,685
                                                    --------------
        Present value of net minimum capital
           lease payments                              $62,683
                                                    ==============


The interest rates are 12.4% and 16.76%.

6. Concentration of Credit Risk

At December 31, 1999, the Company held all cash and cash equivalents in one bank.

The Company derives all of its revenues from customers located within the United States. For the year ended December 31, 1999, two customers individually generated sales in excess of 10% of the Company's sales. Total sales for these two customers was $746,643 and $650,405 or 26% and 23%, respectively. The percentage of accounts receivable for these two customers was 18% and 47% at December 31, 1999.

                             BuzzCompany.com Inc.

7. Stock Options

On October 15, 1999, the Company amended its 1998 stock option plan and thereby established the 1999 stock Option Plan ("the Plan") and has authorized the grant of options to employees, directors, and consultants for up to 2,000,000 shares of the Company's common stock. All options issued and outstanding under the 1998 stock option plan have been transferred into the new plan as though they had always been issued under the new plan. For the year ended December 31, 1999 Options to purchase 705,850 shares of the Company's common stock were granted under the plan.

Pro forma information regarding net loss is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement.

The fair value of the options was estimated at the date of grant using a minimum value method with the following assumptions: average risk-free interest rate ranging from 5.25% to 6.48%, dividend yield of 0% and average life of 5 years.

Option valuation models require the input of highly subjective assumptions. Because changes in the input of subjective assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

The effect of applying SFAS 123's fair value method to the Company's options results in a pro forma net loss of $492,771 for the year ended December 31, 1999.

The weighted average fair value of options granted for the year ended December 31, 1999 was $0.06.

                             BuzzCompany.com Inc.

7. Stock Options (continued)

The following transactions occurred with respect to the Company's Plan during 1999:

                                                        Weighted
                                        Number of       Average
                                         Options        Exercise
                                                         Price
                                       --------------------------

      Outstanding December 31, 1998       145,000     $      0.01
      Granted                             705,850            0.22
      Exercised                                 -               -
      Canceled                            532,000            0.10
                                       --------------------------
      Outstanding December 31, 1999       318,850     $      0.32
                                       ==========================

The following table summaries information concerning outstanding options at December 31, 1999:


                  Options Outstanding                         Options Exercisable
--------------------------------------------------------  ---------------------------
                                             Weighted
                               Weighted       Average      Number of      Weighted
                                Average      Remaining       Stock         Average
Exercise Price     Number      Exercise     Contractual     Options       Exercise
   Range         Outstanding    Price          Life       Exercisable       Price
-------------------------------------------------------------------------------------
$  0.01              164,500     $0.01           8.73        69,219          $0.01
$  0.10               38,000      0.10           9.46             -              -

$ 0.77 - $ 1.00      116,350      0.84           9.87             -              -
                   -----------                            -----------
                     318,850      $0.32          9.52        69,219          $0.01
                   ===========                            ===========


The options outstanding primarily vest 25% after the first year of service and 25% over the remaining four years and expire ten years after the date of grant or 90 days following termination of employment with the Company.

The Company issued two options, not under the Plan, to purchase a total of 110,000 shares of the Company's common stock to consultants in October 1999, and recorded compensation expense for the year ended December 31, 1999 of $87,100. These options vested immediately on the date of grant and were exercised by the consultants in December 1999.

                             BuzzCompany.com Inc.

8. Stockholders' Equity

On August 12, 1999, the Company entered into a Securities Purchase Agreement whereby the Company sold 1,941,000 shares of its $0.01 par value common stock for $1,500,000. Issuance costs related to the Securities Purchase Agreement for the year ended December 31, 1999 was $14,752. These securities have not been registered under the Securities Act of 1933.

Pursuant to the Certificate of Ownership and Merger of ISC into BuzzCompany.com Inc. dated October 3, 1999, each share of common stock of ISC was converted into ten issued and outstanding shares of common stock, $0.01 par value, of BuzzCompany.com Inc.

All amounts included in the financial statements give effect to the conversion of each share of ISC into ten shares of BuzzCompany.com, Inc. as a result of the merger of ISC into BuzzCompany.com Inc.

Warrant Purchase Agreement

On August 20, 1999, the Company issued a warrant to purchase 100,000 shares of common stock at $0.77 per share for $5,000 to an investor. The warrant is exercisable for two years and was issued at its fair market value.

9. Income Taxes

InterActive Software Corporation (ISC), with the consent of its stockholders, had elected through July 12, 1999 to be taxed as an S Corporation pursuant to the Internal Revenue Code.

As such, ISC was not subject to federal and certain state income taxes because the shareholders had included ISC's taxable income or loss in their individual income tax returns.

On July 12, 1999 ISC revoked its S corporation status and elected instead to be taxed as a corporation for federal income tax purposes. Since ISC was not subject to federal and state income taxes for the period 1/1/99 - 7/12/99, no income tax provision was recorded.

Effective July 13, 1999 ISC became taxed as a corporation, and thus became subject to federal, state and local income taxes. Further, on October 5, 1999, ISC merged with BuzzCompany.com Inc., a newly formed Delaware corporation. Because the combined group of ISC and BuzzCompany.com Inc. had a net operating loss for the period July 13, 1999 through December 31, 1999, no current tax provision has been recorded.

                             BuzzCompany.com Inc.

9. Income Taxes (continued)

Deferred income taxes represent the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes.

Significant components of the Company's deferred tax assets and liabilities consist of the following:

                                                           1999
                                                       -----------
Deferred tax liabilities:
   Accrual to cash adjustment                            $ 45,000
   Depreciation                                             7,000
                                                       -----------
Total deferred tax liabilities                             52,000


Deferred tax assets:
   Amortization                                             5,000
   Bad debt                                                24,000
   Other                                                    4,000
   Net operating loss                                     246,000
                                                       -----------
Total deferred tax assets                                 279,000
Valuation allowance for deferred
   tax assets                                             227,000
                                                       -----------
Net deferred tax asset recognized in
 the balance sheet                                      $      -
                                                       ===========



At December 31, 1999 the Company had net operating loss carryfowards of approximately $600,000 for U.S. federal income tax purposes. These losses will expire in 2019. Additionally, net deferred tax assets of approximately $227,000 have been fully offset by a valuation allowance, due to the uncertainty of realizing such benefit.